Nexeo Solutions, Inc. Fourth Quarter and Fiscal Year 2016 Earnings Conference Call Please stand byelipsis We will begin momentarily

Welcome to Nexeo’s Fourth Quarter and Fiscal Year 2016 Earnings Conference Call and Presentation December 8, 2016 9:00 AM Central Time 10:00 AM Eastern Time 2

3 Agenda and Management Introductions 1 INTRODUCTIONS AND SAFE HARBOR 2 BUSINESS COMMENTARY 3 FINANCIAL PERFORMANCE 4 OUTLOOK AND Q&A Michael Everett VP, Treasurer, FP&A, Investor Relations David Bradley President & Chief Executive Officer Ross Crane Executive VP & Chief Financial Officer David Bradley President & Chief Executive Officer 5 CLOSING REMARKS Michael EverettVP, Treasurer, FP&A, Investor Relations

Non-GAAP Financial Measures and Safe Harbor 4 Non-GAAP Financial Measures Certain financial measures presented herein, including EBITDA, Adjusted EBITDA, Adjusted Gross Profit and Net Debt were derived based on methodologies other than in accordance with generally accepted accounting principles (GAAP). We have included these measures because we believe they are indicative of our operating performance, are used by investors and analysts to evaluate us and can facilitate comparisons across periods. As presented by us, these measures may not be comparable to similarly titled measures reported by other companies. EBITDA, Adjusted EBITDA, Adjusted Gross Profit and Net Debt should be considered in addition to, not as substitutes for, financial measures presented in accordance with GAAP. For a reconciliation of EBITDA, Adjusted EBITDA, Adjusted Gross Profit and Net Debt to the most comparable GAAP measure, see the appendix slides. Safe Harbor Forward Looking Statements: This presentation contains statements related to Nexeo Solutions, Inc.’s (“Nexeo” or the “Company”) future plans and expectations and, as such, includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those statements that are based upon management’s current plans and expectations as opposed to historical and current facts and are often identified in this presentation by use of words including but not limited to “may,” “believe,” “will,” “project,” “expect,” “estimate,” “anticipate,” and “plan.” Although the forward-looking statements contained in this presentation reflect management’s current assumptions based upon information currently available to management and based upon that which management believes to be reasonable assumptions, the Company cannot be certain that actual results will be consistent with these forward-looking statements. Forward- looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause the Company’s actual results, performance prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things: the Company’s ability to achieve projected cost savings; consolidation of the Company’s competitors; increased costs of products the Company purchases and its ability to pass on cost increases to its customers; disruptions to the supply of chemicals and plastics that the Company distributes or in the operations of the Company’s customers; the Company’s significant working capital requirements and the risks associated with maintaining large inventories; any disruptions to the Company’s Enterprise Resource Planning (“ERP”) system; the Company’s ability to meet the demands of the Company’s customers on a timely basis; risks and costs related with operating as a stand-alone company; risks related to the Company’s supplier and customer contracts; risks related to the Company’s substantial indebtedness; changes in state, federal or foreign laws affecting the industries in which the Company operates; the Company’s ability to comply with any new and existing environmental and other laws and regulations; and general business and economic trends in the United States and other countries, including uncertainty as to changes and trends. Our future results will depend upon various other risks and uncertainties, including the risks and uncertainties discussed in our SEC filings, including in the sections entitled “Risk Factors” in such SEC filings. These and other important factors may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Ongoing Disclosure: The Company does not intend to provide all information enclosed herein on an ongoing basis.

Business Commentary David Bradley President and Chief Executive Officer 5

Fiscal Year 2016 Highlights

Dollars in millions (except per share data)	Current Year		Prior Year
	Successor	Predecessor	Predecessor
	Fiscal Year Ended Sep-30-2016	Oct-01-2015 Through Jun-08-2016	Fiscal Year Ended Sep-30-2015
	FY16	FY16	FY15
Sales and operating revenues	**$ 1,065.7**	**$ 2,340.1**	**$ 3,949.1**
Cost of sales and operating expenses(1)	957.3	2,068.2	3,541.1
Gross profit	**108.4**	**271.9**	**408.0**
Selling, general and administrative expenses(2)	91.7	208.9	329.5
Transaction related costs	21.3	33.4	0.1
Change in fair value related to contingent consideration	(11.2)	-	-
Operating income	**6.6**	**29.6**	**78.4**
Other income(3)	0.5	2.9	11.4
Interest expense, net	(14.3)	(42.2)	(64.7)
Income from continuing operations before income taxes	**(7.2)**	**(9.7)**	**25.1**
Income tax expense	1.2	4.2	3.9
Net income (loss) from continuing operations	**(8.4)**	**(13.9)**	**21.2**
Net income (loss) from discontinued operations, net of tax	-	0.1	(0.8)
Net income (loss)	**$ (8.4)**	**$ (13.9)**	**$ 20.4**
Net (loss) per basic and diluted share	**$ (0.24)**		
Adjusted EBITDA*(3)	**60.9**	**112.8**	**176.5**
Adjusted EBITDA* % of sales	**5.7%**	**4.8%**	**4.5%**

- Revenue down 14% driven by continued stagnant pricing environment and weak industrial demand
- Gross profit down 7%
  - Adjusted Gross Profit* down 3%
- Gross profit margin increased 90 bps
  - Adjusted Gross Profit* margin increased 130 bps
- SG&A improved 9%
- Net income impacted by transaction costs and purchase price accounting
- Adjusted EBITDA* of $174 million decreased 1.6%

(1) Successor FY16 includes $16 million for step up in inventory and additional depreciation expense related to the transaction
(2) Successor FY16 includes $2 million for additional depreciation and amortization expense related to the transaction
(3) Predecessor FY15 includes $8 million of other income related to the CSD escrow settlement
*Non-GAAP measures; See appendix slides for reconciliation to the most comparable GAAP measure

6

Adjusted EBITDA˟ Margin (1) Conversion Ratio (2) Fiscal Year 2016 Highlights 7 (1) Adjusted EBITDA˟ margin calculated as Adjusted EBITDA˟ divided by total sales revenue (2) Conversion ratio calculated as Adjusted EBITDA˟ divided by Adjusted Gross Profit˟; FY16 Adjusted Gross Profit˟ excludes step up in inventory and additional depreciation expense of $16 million ˟Non-GAAP measures; See appendix slides for reconciliation to the most comparable GAAP measure square4 Fiscal year 2016 net loss of $8 million for the successor and $14 million for the predecessor square4 Adjusted EBITDA˟ Margin(1) improved 60 bps square4 Operating cash flow from continued operations of $73 million, including cash outflow associated with transaction expenses of $40 million square4 Cash capex spending of $19 million, net of asset sales square4 Conversion ratio(2) improved 50 bps square4 Record safety OSHA recordable rate of 0.57 ‒ well below industry average of 1.9 square4 Record On-Time-Delivery rate of 96% ‒ a 300 bps improvement square4 Record private fleet utilization of 66% $150 $152 $177 $174 3.7% 3.4% 4.5% 5.1% 0% 1% 2% 3% 4% 5% 6% 7% $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 FY13 FY14 FY15 FY16 M a r g i n A d j u s t e d E B I T D A * ( m i l l i o n s ) $150 $152 $177 $174 41.9% 37.8% 43.3% 43.8% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 FY13 FY14 FY15 FY16 R a t i o A d j u s t e d E B I T D A * ( m i l l i o n s )

Financial Performance Ross Crane Chief Financial Officer 8

P&L Summary: Quarterly Comparison

nexeo solutions

(Dollars in millions)	Successor Three Months Ended Sep-30-2016	Predecessor Three Months Ended Sep-30-2015	Variance YoY	
	4Q-FY16	4Q-FY15	$	%
Sales and operating revenues				
Chemicals	$ 383.9	452.2	(68.3)	(15)%
Plastics	436.8	446.5	(9.7)	(2)%
Other	30.7	31.1	(0.4)	(1)%
Total sales and operating revenues	**851.4**	**929.8**	**(78.4)**	**(8)%**
Gross profit				
Chemicals (1)	46.1	56.3	(10.2)	(18)%
Margin	*12.0%*	*12.5%*	*(50) bps*	
Plastics (2)	36.9	41.8	(4.9)	(12)%
Margin	*8.4%*	*9.4%*	*(100) bps*	
Other	6.6	7.4	(0.8)	(11)%
Total gross profit	**89.6**	**105.5**	**(15.9)**	**(15)%**
Total gross profit margin	*10.5%*	*11.3%*	*(80) bps*	
SG&A (3)	72.5	81.0	(8.5)	(10)%
Transaction related costs	3.3	-	3.3	NM
Change in fair value related to contingent consideration	(8.9)	-	(8.9)	NM
Operating income	**22.7**	**24.5**	**(1.8)**	**(7)%**
Other income	0.5	2.3	(1.8)	(78)%
Interest expense, net	(12.0)	(15.9)	3.9	(25)%
Income from continuing operations before income taxes	**11.2**	**10.9**	**0.3**	**3%**
Income tax expense	2.5	1.2	1.3	108%
Net income (loss)	**$ 8.7**	**$ 9.7**	**(1.0)**	**(10)%**
Basic EPS	$ 0.11			
Diluted EPS	$ 0.11			
Adjusted EBITDA*	**$ 46.4**	**$ 54.4**	**(8.0)**	**(15)%**
Adjusted EBITDA* % of sales	**5.4%**	**5.9%**	**(50) bps**	

(1) Successor period includes $4.3 million for step up in inventory and additional depreciation expense
(2) Successor period includes $4.3 million for step up in inventory and additional depreciation expense
(3) Successor period includes $1.4 million for additional depreciation and amortization expense related to the transaction
*Non-GAAP measures; See appendix slides for reconciliation to the most comparable GAAP measure

9

$127.7 $38.6 $47.5 Q4-FY15 Q3-FY16 Q4-FY16 Cash ($ millions) $926.8 $830.6 $813.3 Q4-FY15 Q3-FY16 Q4-FY16 Total Debt ($ millions) $799.1 $792.0 $765.8 Q4-FY15 Q3-FY16 Q4-FY16 Net Debt ($ millions) $507.2 $483.8 $464.8 12.8% 13.9% 13.6% Q4-FY15 Q3-FY16 Q4-FY16 Working Capital ($ millions) Working Capital Working Capital % LTM Sales Key Balance Sheet Metrics 10 (1) Total debt and Net Debt include unamortized debt issuance costs in accordance with the adoption of ASU No. 2015-03 and ASU No. 2015-15 (2) Net Debt is a non-GAAP measure and is defined as long-term debt and capital lease obligations, net of discount and deferred financing costs, plus short-term borrowings and current portion of long-term debt and capital lease obligations less cash and cash equivalents; See appendix slides for a reconciliation of Net Debt to the most comparable GAAP measure (3) Working capital is calculated as accounts receivable plus inventory less accounts payable (4) Q3-YF16 working capital includes a fair value adjustment increasing inventory by $6.9 million (5) Leverage is calculated as Net Debt divided by Adjusted EBITDA from continuing operations (4) (1) 4.4x4.4x4.5xLeverage(5) (2) (3)

Closing Remarks David Bradley President and Chief Executive Officer 11

Guidance Outlook and Assumptions 12 Fiscal year 2017 Guidance Outlook square4 Modest increase in revenue and gross profit square4 Adjusted EBITDA expected to grow ~10% Fiscal year 2017 Assumptions square4 Minimal to moderate improvement in macro dynamics square4 Modest volatility in crude oil prices Item 2016 2017 Revenue $3,406 M Gross Profit $380 M SG&A $301 M FY Capex˟ $19 M Cash Tax $6 M D&A $58 M Cash Interest $50 M FY Adjusted EBITDA $174 M ~10% ˟Net of asset sales

QUESTION & ANSWER SESSION To ask a question live over the phone, please press * then the number 1 on your telephone keypad to queue our operator. If your question has been answered or you wish to remove yourself from the queue, please press #. 13

THANK YOU FOR ATTENDING. We look forward to hosting you next quarter! Closing Remarks Please feel free to contact Nexeo’s Investor Relations Personnel at: Investor.relations@nexeosolutions.com 281-297-0856 14

APPENDIX 15

Adjusted Gross Profit Reconciliation

nexeo solutions

Nexeo Solutions, Inc.
Adjusted Gross Profit Reconciliation
(in millions)

	Predecessor				*Successor*				
	Q1 FY 2016	Q2 FY 2016	April 1 through June 8, 2016	October 1 through June 8, 2016	Q1 FY 2016(1)	Q2 FY 2016(1)	Q3 FY 2016(1)(2)	Q4 FY 2016	Fiscal Year Ended September 30, 2016
Gross Profit									
Chemicals	$ 47.3	$ 50.1	$ 38.8	$ 136.2	$ -	$ -	$ 9.6	$ 46.1	$ 55.7
Plastics	40.6	44.8	32.2	117.6	-	-	6.7	36.9	43.6
Other	7.3	6.4	4.4	18.1	-	-	2.5	6.6	9.1
Total Gross Profit	**95.2**	**101.3**	**75.4**	**271.9**	-	-	**18.8**	**89.6**	**108.4**
Chemicals step up in inventory and additional depreciation expense	-	-	-	-	-	-	3.3	4.3	7.6
Plastics step up in inventory and additional depreciation expense	-	-	-	-	-	-	4.0	4.3	8.3
Adjusted Gross Profit									
Chemicals	47.3	50.1	38.8	136.2	-	-	12.9	50.4	63.3
Plastics	40.6	44.8	32.2	117.6	-	-	10.7	41.2	51.9
Other	7.3	6.4	4.4	18.1	-	-	2.5	6.6	9.1
Total Adjusted Gross Profit	**$95.2**	**$101.3**	**$75.4**	**$271.9**	$ -	$ -	**$26.1**	**$98.2**	**$124.3**

(1) On June 9, 2016, the Board of Directors approved a change in fiscal year end of the Company from December 31 to September 30. The periods above reflect a September 30 fiscal year end of the Successor.

(2) Includes 22 days of the acquired business' operating activities following the closing of the business combination on June 9, 2016.

16

Adjusted EBITDA Reconciliation

Nexeo Solutions, Inc.
Adjusted Gross Profit Reconciliation
(in millions)

	Predecessor				*Successor*				
	Q1 FY 2016	Q2 FY 2016	April 1 through June 8, 2016	October 1 through June 8, 2016	Q1 FY 2016[5]	Q2 FY 2016[5]	Q3 FY 2016[5][6]	Q4 FY 2016	Fiscal Year Ended September 30, 2016
Net income (loss)	$ 4.3	$ 2.1	$ (20.2)	$ (13.8)	$ (0.1)	$ (1.5)	$ (15.5)	$ 8.7	$ (8.4)
Net income from discontinued operations	—	(0.1)	—	(0.1)	—	—	—	—	—
Interest expense, net	15.6	15.4	11.2	42.2	(0.2)	(0.4)	2.9	12.0	14.3
Income tax expense (benefit)	1.3	1.8	1.1	4.2	—	—	(1.3)	2.5	1.2
Depreciation and amortization	13.6	13.8	10.3	37.7	—	—	4.3	16.3	20.6
EBITDA from continuing operations	**34.8**	**33.0**	**2.4**	**70.2**	**(0.3)**	**(1.9)**	**(9.6)**	**39.5**	**27.7**
Change in fair value of contingent consideration obligations	—	—	—	—	—	—	—	(11.2)	(11.2)
Management add-backs [1]	1.6	1.3	1.9	4.8	—	0.1	0.6	3.4	4.1
Foreign exchange (gains) losses, net [2]	0.5	(0.3)	1.3	1.5	—	—	0.4	0.7	1.1
Management fees [3]	0.9	0.8	0.5	2.2	—	—	—	—	—
Compensation expense related to management equity plan (non-cash)	0.3	0.3	0.1	0.7	—	—	0.3	1.2	1.5
Gain on sale of Franklin Park	—	—	—	—	—	—	—	2.6	2.6
Inventory step up	—	—	—	—	—	—	6.9	6.9	13.8
Transaction and other one-time costs [4]	1.0	6.3	26.1	33.4	0.3	1.8	15.9	3.3	21.3
Adjusted EBITDA from continuing operations	**$ 39.1**	**$ 41.4**	**$ 32.3**	**$ 112.8**	**$ -**	**$ -**	**$ 14.5**	**$ 46.4**	**$ 60.9**

(1) One-time management adjustments associated with integration, restructuring and transformational activities not directly related to the business combination.
(2) Includes the impact of net realized and unrealized foreign exchange gains and losses related to transactions in currencies other than the functional currency of the respective legal entity for the purpose of evaluating the Company's performance and facilitate more meaningful comparisons of performance to other fiscal periods.
(3) Management, monitoring, consulting, reimbursable fees and leverage fees, per the agreement with TPG Capital, L.P. In connection with the business combination, this agreement was terminated.
(4) Includes one-time adjustments for professional and transaction costs related to potential acquisitions and other one-time items related to the business combination.
(5) On June 9, 2016, the Board of Directors approved a change in fiscal year end of the Company from December 31 to September 30. The periods above reflect a September 30 fiscal year end of the Successor.
(6) Includes 22 days of the acquired business' operating activities following the closing of the business combination on June 9, 2016.

17

LTM Adjusted EBITDA Reconciliation

nexeo solutions

Nexeo Solutions, Inc.
Adjusted EBITDA Reconciliation
(in millions)

	9/30/2013 LTM	9/30/2014 LTM	9/30/2015 LTM	12/31/2015 LTM	3/31/2016 LTM	6/30/2016 LTM	9/30/2016 LTM
Net income (loss) attributable to Nexeo Solutions, Inc.	$ (6.3)	$ 4.9	$ 20.4	$ 32.2	$ 34.9	$ (21.2)	$ (22.2)
Net loss attributable to noncontrolling interest	1.7	1.3	-	-	-	-	-
Net (income) loss from discontinued operations		(18.4)	0.8	-	(0.1)	(0.1)	(0.1)
Interest expense, net	57.7	63.6	64.7	63.9	63.1	60.4	56.5
Income tax expense	4.7	7.3	3.9	6.1	6.1	4.1	5.4
Depreciation and amortization	38.7	53.4	52.6	53.3	53.6	55.1	58.3
EBITDA from continuing operations	**$ 96.5**	**$ 112.1**	**$ 142.4**	**$ 155.5**	**$ 157.6**	**$ 98.3**	**$ 97.9**
Management add-backs [1]	29.2	22.4	16.2	11.3	8.4	8.4	8.9
Change in FV of contingent consideration obligations	-	-	-	-	-	-	(11.2)
FY 2015 special one-time compensation incentives [2]	-	-	8.9	8.9	8.9	8.9	-
Foreign exchange (gains) losses, net [3]	1.3	1.2	2.2	1.5	1.9	3.2	2.6
Management fees [4]	5.5	5.1	4.7	4.2	4.1	3.3	2.2
Compensation expense related to management equity plan (non-cash)	1.4	1.0	1.2	1.2	1.2	1.3	2.2
Gain on sale of Franklin Park facility			-	-	-	-	2.6
Inventory step up			-	-	-	6.9	13.8
Transaction and other one-time items [5]	16.3	9.9	0.9	1.2	7.2	51.4	54.7
Adjusted EBITDA from continuing operations	**$ 150.1**	**$ 151.7**	**$ 176.5**	**$ 183.8**	**$ 189.3**	**$ 181.7**	**$ 173.7**
Adjustments associated with discontinued operations:							
Pretax gain on Composites Sale	-	15.5	-	-	-	-	-
Adjusted EBITDA from discontinued operations [6]	15.4	5.9	(1.0)	(0.2)	-	-	-
Adjusted EBITDA	**$ 165.5**	**$ 173.1**	**$ 175.5**	**$ 183.6**	**$ 189.3**	**$ 181.7**	**$ 173.7**

(1) One-time management adjustments associated with integration, restructuring and transformational activities not directly related to the business combination.
(2) Special one-time compensation incentive approved by the Compensation Committee for fiscal year 2015 performance.
(3) Includes the impact of net realized and unrealized foreign exchange gains and losses related to transactions in currencies other than the functional currency of the respective legal entity for the purpose of evaluating company performance and facilitate more meaningful comparisons of performance to other fiscal periods.
(4) Management, monitoring, consulting, reimbursable fees and leverage fees, per the agreement with TPG Capital, L.P. In connection with the business combination, this agreement was terminated.
(5) Includes one-time adjustments for professional and transaction costs related to potential acquisitions and other one-time items related to the business combination.
(6) Reflects certain expenses incurred to terminate activity and relationships associated with these operations.

18

Net Debt Reconciliation 19 Nexeo Solutions, Inc. Net Debt Reconciliation (in millions) Predecessor Successor Successor Sep-30-15 Jun-30-16 Sep-30-16 Q4-FY15 Q3-FY16 Q4-FY16 Long-term debt and capital lease obligations, less current portion, net 854.4$ 780.6$ 765.6$ Short-term borrowings and current portion of long-term debt and capital lease obligations 72.4 50.0 47.7 Total Debt 926.8 830.6 813.3 Cash and cash equivalents 127.7 38.6 47.5 Net Debt 799.1$ 792.0$ 765.8$